ICA

THE INVESTMENT COMPANY OF AMERICA

1996 Annual Report
For the year ended December 31

ICA and its shareholders:  A mutual interest in investing for the long term

[cover: sketch of hillside, lighthouse, seagull, tennis shoes, telescope, glasses, book, pen, and blanket]

[The American Funds Group(R)]

ICA (SM)
The Investment Company of America(R) seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

1996 results at a glance
Year ended December 31, 1996
(with dividends and capital gain distribution reinvested)

                                       Standard &
                                       Poor's 500
                         ICA           Composite Index
Income Results           2.33%         2.44%
Capital Results          17.02%        20.46%
Total Return             19.35%        22.90%

Dividends and capital gain distribution paid in 1996

                                    Per Share                Payment Date
Income Dividends                    $0.12                    March 4
                                    $0.12                    June 10
                                    $0.12                    Sept. 9
                                    $0.12 + $0.02            Dec. 26
                                    $0.50
Capital Gain Distribution           $1.03                    Dec. 26

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 1.78%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

About Our Cover:
An artist's sketch of a scene on Martha's Vineyard, Massachusetts. Two long-time residents and even longer term shareholders of ICA are featured beginning on page 6.

[sketch: Map of Martha's Vineyard]

FELLOW SHAREHOLDERS:

Buoyed by moderate economic growth and subdued inflation, the U.S. stock market continued its steep climb in 1996. For ICA, results also remained well above the fund's historic average and produced the strongest two-year rise since 1985-86.

ICA's total return for the year ended December 31 was 19.35% with dividends and the $1.03 capital gain distribution reinvested. That increase comes on the heels of a 30.63% advance in 1995. Dividends once again totaled 50 cents a share, representing an income return of 2.33%. The fund has now produced positive returns for 19 consecutive years, 13 of them in double digits. During that period the broad market as measured by the unmanaged Standard & Poor's 500 Composite Index has experienced two negative years.

Last year, the S&P 500 rose 22.90% with dividends reinvested. It rose 37.53% in 1995. By the end of January, the U.S. market had gone almost 76 months without as much as a 10% pullback, amassing a gain of 166% on the S&P Index. That is nearly twice the length of any such period previously. Looking, however, at periods between steeper declines (of 18% or more), the current rise would have to extend another nine months and 101 percentage points to match the longest period in the fund's lifetime - June 1949 to August 1956.

MAINTAINING A CONSISTENT APPROACH

Periods such as the current one often tend to drive out investor caution, pushing up prices generally. At ICA, we work to maintain a consistent approach. It is based on painstaking research to find companies that offer true value and then staying with them as long as the value remains. In keeping with the objectives of the fund, that includes paying attention to potential dividend growth as well as capital appreciation.

While that approach has sometimes held ICA's results below those of the overall market during periods of rapid rise, we believe that the consistency it has provided is an important reason why you are an ICA investor. In the feature that begins on page 6, we examine the attributes of the fund and its shareholders with some interesting statistics and through the eyes of two very long-term investors in the fund.

Consistency has had its rewards. While ICA's results have not quite kept pace with the S&P 500 over the past ten years, the fund has done notably better over more extended periods. As you can see from the fold-out chart following this letter that traces ICA's lifetime under the management of Capital Research and Management Company (CRMC), a $10,000 investment in the fund 63 years ago would have been worth $24.6 million at the end of last year, more than twice the value of a similar investment in the S&P 500.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

We attribute a good measure of ICA's long-term success to the unique portfolio management method employed by CRMC since 1958. It is a "multiple portfolio counselor system" in which the fund's assets are allocated among a number of individuals (currently nine principal ones). While they consult with each other and must remain within the objectives set by the fund and CRMC's investment committee, they make their investment decisions separately. Thus, they each can act on their strongest convictions, yet the system ensures diversity as well as continuity of management. As a means of benefiting from the direct participation of Capital Research's financial analysts, another portion of the fund is managed by a group of these research analysts.

We believe that high-conviction investing based on a careful search for long-term values is an important reason why ICA's portfolio turnover rate (the pace at which the portfolio is changed) is well below industry averages. The fund's turnover rate contributes to its modest expense level, which is also far below average.

A LOOK AT 1996 ACTIVITY

Largely out of concern for the level of the stock market and the duration of its current strength, ICA in recent years has had an equity position at the lower end of its historic average. That position, however, has risen from 77% of assets at the end of 1994 to 89% at the end of last year. More than half of that rise simply reflects the substantial appreciation in the equity portfolio. The remainder resulted mostly from certain of the counselors switching from intermediate-term bonds to equities with values they found appealing.

The leader for all of our holdings was Intel, our eighth largest, which was up 130.7% for the year on top of a 78.4% gain the previous year. We reduced our holdings several years ago when we believed the stock had reached a rather full valuation. Then, after the price fell, we added significantly to our holding.

As in 1995, Banking was our largest industry position (10.0% compared with 8.8% a year ago). Banking stocks have outpaced the growth of the overall market by 20 percentage points in each of the past two years. BankAmerica, our tenth-largest holding, rose 54.1% in 1996 on top of a 63.9% rise in 1995.

THE VALUE OF ACTIVE MANAGEMENT

ICA's success over the long term is a measure of the value of active research and portfolio management through all kinds of markets. ICA became one of the dozen largest equity funds in 1969 and is the only one of that 1969 list to remain in the top twelve every year since. Much of the credit for that consistency goes to you, our shareholders; so many of you have shown by the length of your ownership your adherence to the same basic principles of long-term investing we find so compelling.

Sincerely,

/s/Jon B. Lovelace, Jr.
Jon B. Lovelace, Jr.
Chairman of the Board

/s/William C. Newton
William C. Newton
President

February 14, 1997

[Pull Quote]
The fund has now produced positive returns for 19 consecutive years, 13 of them in double digits.
[End Pull Quote]

[Pull Quote]
ICA's success over the long term is a measure of the value of active research and portfolio management through all kinds of markets.
[End Pull Quote]

FOLLOWING THE COURSE OF AN INVESTMENT IN ICA (1934-1996)

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 63 years, from January 1, 1934 through December 31, 1996, showing the high, low and closing values for each year. The figures in the table below the chart include the fund's total return for each of those years.

As you look through the table, you will see that the fund's total return can fluctuate greatly from year to year. In some years it was well into double digits. In other years the fund had a negative return. During the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $24,560,540 compared with $11,225,575 in the S&P 500 Index. Over the same period, $10,000 in a savings account would have grown to $146,898 with all interest compounded.*

You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1986. At that time, the table shows the value of the investment illustrated here was $6,685,657. Since then, it has almost quadrupled to $24,560,540. Thus, in the same period, the value of your 1986 investment - regardless of size - has also almost quadrupled. For additional calculations, see table on page 11.

*Based on figures from U.S. League of Savings Institutions and the Federal Reserve Board, reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.

Average Annual Compound Returns#
For periods ended December 31, 1996
Ten Years      +13.23%
Five Years     +11.93%
One Year       +12.48%
#Based on the maximum sales charge of 5.75%.

Sales charges are lower for investments of $50,000 or more.
[chart]

Year ended December 31           1934            1935           1936             1937             1938
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             -               -              $398             1,006            181
Value at Year-End/1/             $11,822         21,643         31,560           19,424           24,776
Dividends in Cash                -               -              $398             976              170
Value at Year-End/1/             $11,822         21,643         31,042           18,339           23,174
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    0.0%            0.0            1.8              3.2              0.9
Capital Results                  18.2%           83.1           44.0             (41.7)           26.7
ICA TOTAL RETURN                 18.2%           83.1           45.8             (38.5)           27.6
Fund Expenses/4/                 0.94%           1.13           1.19             1.53             1.89

Year ended December 31           1939            1940           1941             1942             1943
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             536             891            1,262            1,186            1,101
Value at Year-End/1/             24,986          24,384         22,590           26,376           35,019
Dividends in Cash                498             806            1,089            969              861
Value at Year-End/1/             22,860          21,460         18,816           20,893           26,861
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.2             3.6            5.2              5.3              4.2
Capital Results                  (1.4)           (6.0)          (12.6)           11.5             28.6
ICA TOTAL RETURN                 0.8             (2.4)          (7.4)            16.8             32.8
Fund Expenses/4/                 2.02            1.88           1.95             2.13             1.72

Year ended December 31           1944            1945           1946             1947             1948
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             1,242           1,191          1,775            2,409            2,685
Value at Year-End/1/             43,193          59,091         57,692           58,217           58,430
Dividends in Cash                942             878            1,277            1,672            1,785
Value at Year-End/1/             32,130          42,948         40,686           39,332           37,714
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    3.5             2.8            3.0              4.2              4.6
Capital Results                  19.8            34.0           (5.4)            (3.3)            (4.2)
ICA TOTAL RETURN                 23.3            36.8           (2.4)            0.9              0.4
Fund Expenses/4/                 1.45            1.06           0.98             1.10             1.08

---

Year ended December 31           1949            1950           1951             1952             1953
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             2,661           3,152          3,391            3,535            3,927
Value at Year-End/1/             63,941          76,618         90,274           101,293          101,747
Dividends in Cash                1,689           1,911          1,970            1,974            2,113
Value at Year-End/1/             39,436          45,185         51,159           55,305           53,362
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.6             4.9            4.4              3.9              3.9
Capital Results                  4.8             14.9           13.4             8.3              (3.5)
ICA TOTAL RETURN                 9.4             19.8           17.8             12.2             0.4
Fund Expenses/4/                 0.96            1.01           0.93             0.81             0.85

Year ended December 31           1954            1955           1956             1957             1958
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             4,104           5,124          5,608            6,228            6,546
Value at Year-End/1/             158,859         199,215        220,648          194,432          281,479
Dividends in Cash                2,127           2,579          2,748            2,969            3,028
Value at Year-End/1/             80,780          98,530         106,303          90,911           128,040
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.0             3.2            2.8              2.8              3.4
Capital Results                  52.1            22.2           8.0              (14.7)           41.4
ICA TOTAL RETURN                 56.1            25.4           10.8             (11.9)           44.8
Fund Expenses/4/                 0.88            0.86           0.80             0.76             0.68

Year ended December 31           1959            1960           1961             1962             1963
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             7,013           8,139          8,383            9,122            9,620
Value at Year-End/1/             321,419         335,998        413,552          358,800          440,900
Dividends in Cash                3,161           3,582          3,603            3,831            3,936
Value at Year-End/1/             142,882         145,597        175,370          148,178          177,833
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.5             2.5            2.5              2.2              2.7
Capital Results                  11.7            2.0            20.6             (15.4)           20.2
ICA TOTAL RETURN                 14.2            4.5            23.1             (13.2)           22.9
Fund Expenses/4/                 0.64            0.62           0.59             0.61             0.59

--

Year ended December 31           1964            1965           1966             1967             1968
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             10,708          12,112         15,516           18,359           22,628
Value at Year-End/1/             512,591         650,689        657,093          846,941          990,640
Dividends in Cash                4,285           4,742          5,946            6,869            8,270
Value at Year-End/1/             202,346         251,553        248,034          312,473          356,572
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.4             2.4            2.4              2.8              2.7
Capital Results                  13.9            24.5           (1.4)            26.1             14.3
ICA TOTAL RETURN                 16.3            26.9           1.0              28.9             17.0
Fund Expenses/4/                 0.58            0.57           0.52             0.50             0.49

Year ended December 31           1969            1970           1971             1972             1973
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             25,318          27,305         28,565           29,917           33,353
Value at Year-End/1/             884,824         908,018        1,062,651        1,231,087        1,024,067
Dividends in Cash                9,024           9,438          9,569            9,750            10,569
Value at Year-End/1/             309,611         307,421        349,727          394,701          317,911
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.6             3.1            3.1              2.8              2.7
Capital Results                  (13.3)          (0.5)          13.9             13.1             (19.5)
ICA TOTAL RETURN                 (10.7)          2.6            17.0             15.9             (16.8)
Fund Expenses/4/                 0.48            0.55           0.51             0.49             0.47

Year ended December 31           1974            1975           1976             1977             1978
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             52,187          49,800         46,441           49,838           55,969
Value at Year-End/1/             840,310         1,137,660      1,474,369        1,436,402        1,647,483
Dividends in Cash                15,908          14,318         12,804           13,279           14,386
Value at Year-End/1/             245,526         317,655        398,099          374,307          414,421
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    5.1             5.9            4.1              3.4              3.9
Capital Results                  (23.0)          29.5           25.5             (6.0)            10.8
ICA TOTAL RETURN                 (17.9)          35.4           29.6             (2.6)            14.7
Fund Expenses/4/                 0.49            0.48           0.46             0.49             0.49

--

Year ended December 31           1979            1980           1981             1982             1983
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             69,960          91,302         115,901          146,105          147,156
Value at Year-End/1/             1,963,310       2,380,187      2,401,091        3,211,997        3,859,712
Dividends in Cash                17,347          21,746         26,420           31,589           30,264
Value at Year-End/1/             475,669         552,242        530,864          670,590          774,518
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.2             4.7            4.9              6.1              4.6
Capital Results                  15.0            16.5           (4.0)            27.7             15.6
ICA TOTAL RETURN                 19.2            21.2           0.9              33.8             20.2
Fund Expenses/4/                 0.47            0.46           0.45             0.46             0.44

Year ended December 31           1984            1985           1986             1987             1988
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             160,449         174,890        203,830          267,489          318,747
Value at Year-End/1/             4,117,187       5,491,890      6,685,657        7,049,178        7,989,285
Dividends in Cash                31,680          33,152         37,328           47,452           54,382
Value at Year-End/1/             791,971         1,017,904      1,200,518        1,220,928        1,327,375
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.2             4.2            3.7              4.0              4.5
Capital Results                  2.5             29.2           18.0             1.4              8.8
ICA TOTAL RETURN                 6.7             33.4           21.7             5.4              13.3
Fund Expenses/4/                 0.47            0.43           0.41             0.42             0.48

Year ended December 31           1989            1990           1991             1992             1993
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             370,835         406,318        320,422          357,779          374,395
Value at Year-End/1/             10,338,589      10,409,027     13,171,892       14,092,236       15,729,365
Dividends in Cash                60,741          64,056         48,721           52,965           54,005
Value at Year-End/1/             1,652,751       1,598,821      1,969,876        2,052,162        2,234,153
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.6             3.9            3.1              2.7              2.7
Capital Results                  24.8            (3.2)          23.4             4.3              8.9
ICA TOTAL RETURN                 29.4            0.7            26.5             7.0              11.6
Fund Expenses/4/                 0.52            0.55           0.59             0.58             0.59

Year ended December 31           1994            1995           1996
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             407,211         450,124        480,065
Value at Year-End/1/             15,753,834      20,578,696     24,560,540/2/
Dividends in Cash                57,286          61,704         64,313
Value at Year-End/1/             2,180,610       2,779,658      3,247,852/3/
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.6             2.9            2.3
Capital Results                  (2.4)           27.7           17.0
ICA TOTAL RETURN                 0.2             30.6           19.3
Fund Expenses/4/                 0.60            0.60           0.59

---

S&P 500 with dividends reinvested
1934          1935          1936          1937          1938          1939          1940          1941
9.8           14.6          19.5          12.7          16.6          16.5          15.0          13.2

1942          1943          1944          1945          1946          1947          1948          1949
15.9          20.0          24.0          32.7          30.0          31.8          33.5          39.8

1950          1951          1952          1953          1954          1955          1956          1957
52.4          64.9          76.9          76.1          116.1         152.7         162.7         145.1

1958          1959          1960          1961          1962          1963          1964          1965
208.1         232.9         233.9         296.8         270.8         332.5         387.3         435.5

1966          1967          1968          1969          1970          1971          1972          1973
391.7         485.7         539.4         493.8         513.1         586.6         697.8         595.7

1974          1975          1976          1977          1978          1979          1980          1981
437.9         600.7         744.8         691.5         736.8         873.9         1,156.2       1,098.8

1982          1983          1984          1985          1986          1987          1988          1989
1,334.8       1,635.8       1,738.5       2,289.0       2,714.0       2,857.4       3,330.8       4,384.0

1990          1991          1992          1993          1994          1995          1996
4,246.7       5,637.2       5,957.6       6,556.4       6,641.2       9,133.9       11,225.6

[end chart]
$24,560,540 /1/ /2/ ICA with
       dividends reinvested ----- Value added by
$3,247,852 /1/ /3/ ICA with       reinvestment of
   dividends taken in cash  ----- dividends
$11,225,575 S&P 500 with
 dividends reinvested

Past results are not predictive of future results. The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

Average annual compound return for 63 years
 3.34%
 9.85%
______
13.19%/1/

/1/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/2/ Includes dividends of $5,443,410 and capital gain distributions of $7,538,420 reinvested in the years 1936-1996.

/3/ Includes reinvested capital gain distributions of $1,362,646, but does not reflect income dividends of $997,850 taken in cash.

/4/ Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

ICA AND ITS SHAREHOLDERS:  A MUTUAL INTEREST IN INVESTING FOR THE LONG TERM

[illustration: seagulls, weather vane, lighthouse]

To most of our shareholders it is an old refrain that The Investment Company of America has an uncommon commitment to taking the long view in investing your money. Although strong stock markets come and often linger, they do eventually go. On occasion, they've "gone" rather suddenly. Yet, historically, investors who've held to a long-term perspective have been rewarded.

Instead of simply reprising that theme in this year's report, we thought you would find it interesting to learn a bit about your fellow ICA shareholders. We have pulled together a broad profile of the fund's 1.4 million investor accounts and we have visited with two individuals who are among those associated with the fund the longest. As it happens, they both are long-time residents of Martha's Vineyard, Massachusetts. We think you will enjoy hearing from them about their experiences and attitudes as investors. The clear picture that emerges probably says as much about what makes ICA unusual as the 63-year mountain chart on pages 3-5. Moreover, it does so in terms of real people.

We begin with a couple of charts which help to sum it all up. The first one shows how long the average ICA shareholder stays with the fund compared with the universe of growth and income mutual funds around the country. Even with ICA's substantial growth in recent years, the average tenure of an ICA shareholder is about thirteen years (based on redemption rates). As you can see in the chart at right, that's far longer than the industry average of eight years. More than 17,000 of the fund's shareholders have been with us for at least a quarter century.

The second chart shows that the unusual longevity of the ICA shareholder matches quite nicely the longevity of the fund's investments compared with the rest of the growth and income fund universe. ICA's portfolio turnover - that is, the annual rate at which it typically changes its securities holdings - is 19% against 67% for the universe of growth and income funds. That suggests ICA's average holding period is about five years, while other funds typically turn the equivalent of their entire portfolios once every year and a half.

As one of ICA's Advisory Board members puts it, what distinguishes ICA's investment approach is the willingness to stick with strong companies over a long period, keeping turnover and expenses low. The fund's managers are growth oriented but with a healthy concern for risk as well. They recognize that growth patterns change over time and that their challenge is to spot those changes.

We offer some additional facts about the fund on pages 10, 11 and 14. But first, let's meet the shareholders we visited. Together, they count more than 120 years with the fund.

"THAT'S SACRED MONEY!"

[Pull Quote]
"Sure, you can be lucky sometimes as an investor, but on the whole you're a lot better off to have your money in the right hands."
[End Pull Quote]

[Photo Caption]
Roger Heywood
First Invested: 1941
[End Photo Caption]

[illustration: boat in water]

"If you don't like solitude, you don't come here," remarks Roger Heywood as he steers his jeep down a quarter mile of dirt road, past an Indian burial ground, leading to his home on Chappaquiddick. At the end is a broad vista of sloping front yard and a small stand of pine and cedar, framing the calm blue waters of Cape Pogue Bay. It is late August and a fog bank hangs in the distance over the spit of land across the bay.

Roger plunked down $450 for three acres in the 1940s. He has two houses on the property, one for winter and a summer house that is actually a schoolhouse abandoned in 1916. In the photo you can see the original chalk writing on the wall. "Building materials were in short supply in '46 so we paid $50 for it and moved it here from the other side of Chappaquiddick."

His father, a physician, gave him his first ICA shares about the time he married in 1941. By 1945, he had 188 shares, which later split three times. The investment was worth about $6,100 at that time.

Early in their marriage Roger's wife, Carroll, who died in 1982, jokingly referred to him as a "black collar worker" because of working conditions at the fastener plant where he was a metalworker. The couple chose to take their ICA dividends in cash over the years to supplement their income. In hindsight, Roger wishes they hadn't.

Still, even when the family budget was pinched, he never touched the principal. "That's sacred money," he exclaims. Sacred, indeed. Even without the dividends, his shares today (now totaling about 5,000) are worth more than $100,000 and added about $5,000 to his retirement income last year.

Though he says he didn't take much to education, Roger displays a kind of native wisdom when it comes to matters financial. "Sure you can be lucky sometimes as an investor, but on the whole you're a lot better off to have your money in the right hands," he says. "I've seen some people with big inheritances who've lost it all." The trust company that handles some of his money told him ICA has done well in down markets. That's a definite plus, he adds, and better for his taste than investments seeking quick outsize returns.

He's also a big proponent of starting to save early in life. "When you're young, you should have a plan, put some away."

There was a time when you could count on an employer to take care of you, he continues. That was before he saw his employer taken over by a bigger company and lose out to cheaper imported fasteners. It also was before he saw his daughter (one of three children and four grandchildren) lose a job in a bank merger. "I'm not sure I can even count on Social Security for the rest of my life."

It may be, as Roger says, "scary out there," but on Chappaquiddick his main concern as he turned 80 last fall was keeping up his fishing and golf game and keeping track of the island's resident-owned power line, which he oversees. For the occasional hurricane (Edouard was a near-miss just after our visit) he keeps an old refrigerator that, unlike the self-defrosters, will keep food cold for three days without power. For anything longer, he can count on his own generator.

In the quiet waters he looks out on are some of the best scallops in the world. And so far Chappaquiddick shows few of the scars of growth, which occasions Roger to remark a bit sardonically, "If you find a nice spot, keep it quiet."

[photo: tennis shoes]

"INVESTING SHOULD FIT YOUR TEMPERAMENT."

[Pull Quote]
"Some people have fun making decisions all the time, whether right or wrong, but I don't. I never felt I had enough information to make reasoned decisions about the market."
[End Pull Quote]

[Photo Caption]
Nikki and Jacob Weissman
First Invested: 1929
[End Photo Caption]

[illustration: newspaper and coffee cup]

So you think 55 years in the fund is a long time? Let us introduce you to Jacob Weissman and his wife, Nikki. For some of you, it's a second introduction because we visited them a few years ago. Jacob's ownership goes back 67 years.

It was 1929, just months before the crash. Jacob was 15 and, using summer-job earnings, he put $400 into The Investment Company of America, then a highly leveraged investment trust. By the time Capital Research and Management Company became manager of ICA late in 1933, restructuring it into its present mutual fund form, Jacob's investment had shrunk to $84 in value.

Jacob held on, not even cashing in when he needed $350 to book an around-the-world steamer passage in the mid-1930s. He became a lawyer, went on to get his doctorate in economics, and taught at the business schools at Columbia University, the University of Chicago and Hofstra University. He met Nikki at Hofstra, where she was teaching psychology. They retired to the Vineyard as professors emerita and emeritus in 1984.

For an economist, Jacob has a decidedly jaundiced view of the relevance of that discipline as science. "It pretends to be more than it is," he maintains. "The political parties battle over who should spend the money, the government or the private sector. I always say, $Be careful. Both are equally capable of wasting it.'" Hence, at one point he taught a Great Books course to give business students a more reliable base for understanding society.

On the day we visited, classical music filled the old barn he and Nikki converted into their tastefully decorated home. A painting of Nikki in her days as a musician adorns one wall. We sat under a tree outside and, over donuts from the Vineyard Bake Shop, talked about Jacob's ICA investment.

Jacob likes to read. In fact, he likes to read things that can take years to complete, like his 22 volumes of the 17th century diarist Samuel Pepys - twice. That kind of patience also marks his investment activities. "I've always felt that investing should fit your temperament," he says. "Some people have fun making decisions all the time, whether right or wrong, but I don't. I never felt I had enough information to make reasoned decisions about the market. And over the long term, I'm simply an optimist."

So through the years, even through the bad times of the 1970s and October 1987, Jacob just held onto his investments. "If one of my stocks fell ten points, I wouldn't react."

He received dividends from ICA in cash until automatic reinvestment was offered in 1950. He hasn't touched the holding since. "It was a way of saving," he says. By the end of last year, his ICA shares had grown in value from $84 in 1933 to $74,000. That's an average annual compound return of 11.4% (compared with 10.4% for the S&P 500).

Jacob went back to the house and emerged with a small black ledger in which he's kept track of the fund all these years. Nikki teases him a little about such meticulous recordkeeping, and when we took the picture inset below, she said straight-faced, "Tell the little book to smile."

[photo: accounting journal]

STAY RATES

ICA Compared With All
Growth and Income Funds

[bar chart]
Number of years

                            All Growth
                            and Income
Year          ICA           Funds
1987          11            5
1988          11            7
1989          14            7
1990          18            7
1991          18            8
1992          17            8
1993          14            8
1994          12            7
1995          12            7
1996          13            8

[end chart]

These stay rates are approximate. They are calculated based on redemption rates
- which include partial redemptions and closed accounts - rather than actual shareholders leaving the mutual funds.

Figures include open-end funds within the growth and income category only.

Sources: Investment Company Institute and American Funds Distributors.

TURNOVER RATES

[chart: visual depictions of turnover rates]

ICA Portfolio Turnover: 19%

All Growth and Income Funds*
Portfolio Turnover: 67%

*Source: Strategic Insight

FUND OWNERSHIP

[chart: visual depiction of fund ownership]
Retirement Related: 44%

                                 Percent of
                                 Accounts
Individuals
                                 Retirement       38%
                                 All Other        36
                                                  ----
                                                  74
Institutions
                                 Retirement       6
                                 All Other        1
                                                  ----
                                                  7
Brokerage Firm Accounts                           19
--------------------------       -------------    ----
Total:                                            100%

Source: American Funds Service Company

[Sidebar]
The shareholders in this report had the good fortune to make their investments at a relatively young age. Of course, not everyone has the luxury of a 50-year horizon. By the time most people have money to invest, retirement is much closer at hand.

While it certainly pays to start as early as you can, shorter time periods can still offer ample opportunities. To demonstrate, here's how $10,000 invested in ICA would have done over various periods ending in 1996.

[illustration:  falling calendar pages]

[chart]
WHAT TIME COULD DO FOR YOU

If you invested                    ...and took your capital gain
$10,000 in the                    distributions in shares (thus keeping
fund this many                    your investment intact) and reinvested
years ago...                   your income dividends, at the end of
                              1996 your investment would have
                              been worth this much...

              Periods                      Annual Compound
Number        Jan. 1 -        Total        Rate of Return
of Years      Dec. 31         Value        For That Period
1             1996            $11,248      12.48%
2             1995-1996       14,692       21.21
3             1994-1996       14,718       13.75
4             1993-1996       16,428       13.21
5             1992-1996       17,571       11.93
6             1991-1996       22,233       14.24
7             1990-1996       22,390       12.20
8             1989-1996       28,973       14.22
9             1988-1996       32,837       14.12
10            1987-1996       34,635       13.23
11            1986-1996       42,162       13.98
12            1985-1996       56,229       15.48
13            1984-1996       59,959       14.77
14            1983-1996       72,079       15.15
15            1982-1996       96,377       16.30
16            1981-1996       97,242       15.28
17            1980-1996       117,886      15.62
18            1979-1996       140,542      15.82
19            1978-1996       161,104      15.75
20            1977-1996       156,967      14.76
21            1976-1996       203,418      15.43
22            1975-1996       275,611      16.27
23            1974-1996       226,070      14.52
24            1973-1996       188,079      13.00
25            1972-1996       217,887      13.12
26            1971-1996       255,017      13.27
27            1970-1996       261,539      12.85
28            1969-1996       233,672      11.91
29            1968-1996       273,301      12.08
30            1967-1996       352,256      12.61

[end chart]
The figures above represent a $10,000 investment made on January 1 of the year shown, at the maximum sales charge in effect today.
[End sidebar]

[Sidebar]
ICA'S RECENT GROWTH IN NET ASSETS

[chart]

              Net Assets
Year          (in billions)
1969          1.1
1970          1.2
1971          1.4
1972          1.6
1973          1.3
1974          1.0
1975          1.2
1976          1.5
1977          1.3
1978          1.3
1979          1.4
1980          1.7
1981          1.6
1982          2.0
1983          2.4
1984          2.4
1985          3.1
1986          3.7
1987          3.9
1988          4.1
1989          5.4
1990          5.9
1991          10.5
1992          15.4
1993          19.0
1994          19.3
1995          25.7
1996          30.9

[end chart]

Year                                        Number of
Ended         Net Assets         Asset      Shareholder
Dec. 31       (in millions)      Rank*      Accounts
1969          $1,065.1           11         119,575
1970          1,168.1            7          130,108
1975          1,234.1            6          131,928
1980          1,670.1            3          114,140
1985          3,073.0            3          136,797
1990          5,922.8            3          331,277
1995          25,678.3           2          1,373,595
1996          30,875.5           2          1,473,590

*Among all U.S. equity funds.

[End Sidebar]

INVESTMENT PORTFOLIO - December  31, 1996

------------------------------------------       ----------
                                                 Percent of
Largest Investment Categories                    Net Assets
------------------------------------------       ----------
Services                                              18.01%
Finance                                               17.77
Consumer Goods                                        17.27

------------------------------------------       ----------
                                                 Percent of
Largest Individual Holdings                      Net Assets
------------------------------------------       ----------
Philip Morris                                          3.79%
Federal National Mortgage Assn.                        2.88
Royal Dutch Petroleum                                  2.08
DuPont                                                 1.68
Caterpillar                                            1.57
AT&T                                                   1.42
Wal-Mart Stores                                        1.36
Intel                                                  1.31
Pfizer                                                 1.29
BankAmerica                                            1.24

------------------------------------------       ----------
                                                 Percent of
Largest Industry Holdings                        Net Assets
------------------------------------------       ----------
Banking                                               10.04%
Energy Sources                                         7.72
Health & Personal Care                                 6.66
Beverages & Tobacco                                    6.06
Telecommunications                                     5.53
------------------------------------------       ----------









------------------------------------------
Companies Whose Equity-Type Securities Were
Added to or Eliminated from the Portfolio
------------------------------------------

Companies appearing in the portfolio
 since June 30, 1996
------------------------------------------
Air Products and Chemicals
Bank of New York
Broken Hill Proprietary
Digital Equipment
Exxon
First Data
Halliburton
McDonnell Douglas
Microsoft
Norwest
Toronto-Dominion Bank
Union Electric

Companies eliminated from the portfolio
 since June 30, 1996
------------------------------------------
Amgen
Bethlehem Steel
Dow Jones
Deutsche Bank
Great Lakes Chemical
Hanson
Hilton Hotels
Motorola
Pacific Gas and Electric
Tandy

THE INVESTMENT COMPANY OF AMERICA
INVESTMENT PORTFOLIO, December 31, 1996
------------------------------------------


Equity-Type Securities                                                          Market    Percent
------------------------------------------                   Number of           Value     of Net
Energy                                                          Shares      (millions)     Assets
------------------------------------------                   ---------       ---------     ------
Energy Sources-7.72%
Amoco Corp.                                                  3,050,000     $   245.525        .79
Atlantic Richfield Co.                                         925,000         122.563        .40
British Petroleum Co. PLC (American Depositary
 Receipts)                                                     508,871          71.942        .23
Broken Hill Proprietary Co. Ltd.                             1,568,107          22.320        .07
Chevron Corp.                                                1,950,000         126.750        .41
Exxon Corp.                                                    500,000          49.000        .16
Murphy Oil Corp.                                             2,075,000         101.156        .33
Phillips Petroleum Co.                                       3,350,000         148.238        .48
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                3,755,000         641.166       2.08
Societe Nationale Elf Aquitaine (American
 Depositary Receipts)                                        3,000,000         135.750        .44
Texaco Inc.                                                  1,200,000         117.750        .38
TOTAL, Class B                                               1,359,340         110.656        .00
TOTAL, Class B (American Depositary Receipts)                1,851,501          74.523        .60
Union Pacific Resources Group, Inc.                          1,973,988          57.739        .19
Unocal Corp.                                                 4,800,000         195.000        .62
USX-Marathon Group                                           7,000,000         167.125        .54

Utilities: Electric & Gas-0.81%
American Electric Power Co., Inc.                            1,000,000          41.125        .13
El Paso Natural Gas Co.                                        346,425          17.494        .06
Entergy Corp.                                                  500,000          13.875        .04
GPU, Inc. (formerly General Public Utilities Corp.)          1,475,000          49.597        .16
Houston Industries Inc.                                      1,500,000          33.938        .11
Long Island Lighting Co.                                     3,275,000          72.459        .23
Union Electric Co.                                             550,000          21.175        .08
                                                                             ---------  ---------
                                                                             2,636.866       8.53
                                                                             ---------  ---------
------------------------------------------
Materials                                                                                     .00
------------------------------------------
Chemicals-2.58%                                                                               .00
Air Products and Chemicals, Inc.                             1,935,000         133.757        .43
E.I. du Pont de Nemours and Co.                              5,500,000         519.063       1.68
Eastman Chemical Co.                                           550,000          30.388        .10
Hoechst AG                                                     700,000          33.088        .11
Imperial Chemical Industries PLC
 (American Depositary Receipts)                                100,000           5.200        .02
Monsanto Co.                                                 1,950,000          75.806        .24

Forest Products & Paper-2.24%
Georgia-Pacific Corp.                                        4,018,900         289.361        .94
International Paper Co.                                      1,500,000          60.563        .20
Louisiana-Pacific Corp.                                      2,650,000          55.981        .18
Union Camp Corp.                                               705,000          33.664        .11
Weyerhaeuser Co.                                                5300000        251.087        .81

Metals: Nonferrous-1.61%
Alcan Aluminium Ltd.                                         1,000,000          33.625        .11
Aluminum Co. of America                                      4,100,000         261.375        .85
Freeport-McMoRan Copper & Gold Inc., Class B                 1,200,000          35.850        .12
Inco Ltd.                                                    1,700,000          54.188        .18
Phelps Dodge Corp.                                             900,000          60.750        .19
WMC Ltd.                                                     8,427,228          53.081        .16

Metals: Steel-0.29%
USX-U.S. Steel Group                                         2,900,000          90.987        .29

                                                                             ---------     ------
                                                                             2,077.814       6.72
                                                                             ---------     ------
------------------------------------------
Capital Equipment
------------------------------------------
Aerospace & Military Technology-1.90%
Boeing Co.                                                     660,000          70.208        .23
General Motors Corp., Class H                                3,682,800         207.157        .67
Litton Industries, Inc./1/                                     650,000          30.956        .10
McDonnell Douglas Corp.                                        700,000          44.800        .15
Northrop Grumman Corp.                                         470,000          38.893        .13
Raytheon Co.                                                 1,700,000          81.812        .26
Sundstrand Corp.                                             1,250,000          53.125        .17
United Technologies Corp.                                      920,000          60.720        .19

Data Processing & Reproduction-2.92%
Cisco Systems, Inc./1/                                       1,200,000          76.350        .25
Digital Equipment Corp./1/                                   2,050,000          74.569        .24
Hewlett-Packard Co.                                          3,000,000         150.750        .49
International Business Machines Corp.                        1,135,000         171.385        .56
Microsoft Corp./1/                                             400,000          33.050        .11
Oracle Corp./1/                                              5,000,000         208.750        .68
Tandem Computers Inc./1/                                     1,225,000          16.844        .05
Xerox Corp.                                                  3,210,000         168.926        .54

Electrical & Electronic-1.03%
Alcatel Alsthom                                                508,173          40.858        .13
General Electric Co.                                           800,000          79.100        .26
Lucent Technologies Inc.                                     3,450,000         159.562        .52
Northern Telecom Ltd.                                          600,000          37.125        .12

Electronic Components-2.07%
Intel Corp.                                                  3,100,000         405.906       1.31
Texas Instruments Inc.                                       3,670,000         233.963        .76

Energy Equipment-2.07%
Baker Hughes Inc.                                            2,638,000          91.011        .29
Halliburton Co.                                              1,400,000          84.350        .27
Schlumberger Ltd.                                            3,450,000         344.569       1.12
Western Atlas Inc./1/                                        1,700,000         120.487        .39

Industrial Components-0.69%
Dana Corp.                                                   1,721,500          56.164        .18
Goodyear Tire & Rubber Co.                                     900,000          46.237        .15
Rockwell International Corp./1/                              1,815,000         110.488        .36

Machinery & Engineering-3.99%
Caterpillar Inc.                                             6,445,500         485.024       1.57
Cummins Engine Co., Inc./2/                                  1,041,800          47.923
Cummins Engine Co., Inc./2/,/3/                                958,200          44.077        .30
Deere & Co.                                                  8,000,000         325.000       1.05
Ingersoll-Rand Co.                                           1,600,000          71.200        .23
Mannesmann AG                                                  420,000         182.146        .59
Newport News Shipbuilding Inc./1/                              745,000          11.175        .04
Parker Hannifin Corp.                                        1,640,000          63.550        .21

                                                                             ---------     ------
                                                                             4,528.210      14.67
                                                                             ---------     ------

------------------------------------------
Consumer Goods
------------------------------------------
Appliances & Household Durables-0.18%
Philips Electronics NV                                         116,700           4.731
Philips Electronics NV (New York Registered Shares)          1,283,300          51.332        .18


Automobiles-1.65%
Chrysler Corp.                                               2,000,000          66.000        .21
Daimler-Benz AG /1/                                            800,000          55.136        .18
Ford Motor Co., Class A                                      6,000,000         191.250        .62
General Motors Corp.                                         2,625,000         146.344        .47
Toyota Motor Corp.                                           1,760,000          50.590        .17

Beverages & Tobacco-6.06%
Anheuser-Busch Companies, Inc.                               2,063,000          82.520        .27
PepsiCo, Inc.                                                5,700,000         166.725        .54
Philip Morris Companies Inc.                                10,400,000       1,171.300       3.79
RJR Nabisco Holdings Corp.                                   5,400,000         183.600        .59
Seagram Co. Ltd.                                             6,850,000         265.438        .87

Food & Household Products-2.39%
Archer Daniels Midland Co.                                   3,870,000          85.140        .28
ConAgra, Inc.                                                1,600,000          79.600        .26
CPC International Inc.                                       1,278,900          99.115        .32
General Mills, Inc.                                          1,967,800         124.709        .40
H.J. Heinz Co.                                               1,200,000          42.900        .14
Nestle SA                                                      140,000         150.302        .49
Procter & Gamble Co.                                           550,000          59.125        .19
Unilever NV (New York Registered Shares)                       555,000          97.264        .31


Health & Personal Care-6.66%
Abbott Laboratories                                          1,500,000          76.125        .25
American Home Products Corp.                                 2,500,000         146.563        .47
Avon Products, Inc.                                            600,000          34.275        .11
Bristol-Myers Squibb Co.                                     1,000,000         108.750        .35
Gillette Co.                                                   500,000          38.875        .13
Johnson & Johnson                                            2,080,000         103.480        .34
Kimberly-Clark Corp.                                         1,250,000         119.062        .39
Eli Lilly and Co.                                            3,076,300         224.570        .73
Merck & Co., Inc.                                            4,235,000         335.624       1.09
Pharmacia & Upjohn, Inc.                                     2,247,500          89.057        .29
Pfizer Inc                                                   4,800,000         397.800       1.29
Schering-Plough Corp.                                        1,846,000         119.529        .39
SmithKline Beecham PLC
 (American Depositary Receipts)                                500,000          34.000        .11
Warner-Lambert Co.                                           3,048,300         228.622        .72

Recreation & Other Consumer Products-0.27%
Duracell International Inc.                                    500,000          34.937        .11
Eastman Kodak Co.                                              600,000          48.150        .16


Textiles & Apparel-0.06%
VF Corp.                                                       300,000          20.250        .06
                                                                             ---------     ------
                                                                             5,332.790      17.27
                                                                             ---------     ------

------------------------------------------
Services
------------------------------------------
Broadcasting & Publishing-3.88%
Gannett Co., Inc.                                              480,200          35.955        .12
New York Times Co., Class A                                  3,100,000         117.800        .38
Tele-Communications, Inc., Series A,
 Liberty Media Group/1/                                      5,505,225         157.243        .51
Tele-Communications, Inc., Series A,
 TCI Group1                                                 11,392,200         148.811        .48
Time Warner Inc.                                             9,081,000         340.538       1.10
Tribune Co.                                                    350,000          27.606        .09
U S WEST Media Group/1/                                      5,185,000          95.922        .31
Viacom Inc., Class B/1/                                      7,900,000         275.512        .89

Business & Public Services-3.41%
Browning-Ferris Industries, Inc.                             2,275,000          59.719        .19
Cognizant Corp./1/                                             900,000          29.700        .10
Columbia/HCA Healthcare Corp.                                1,500,000          61.125        .20
Dun & Bradstreet Corp.                                         900,000          21.375        .07
Electronic Data Systems Holding Corp.                        1,772,200          76.647        .25
Federal Express Corp./1/                                     2,500,000         111.250        .36
First Data Corp.                                             2,800,000         102.200        .33
Interpublic Group of Companies, Inc.                         2,846,500         135.209        .44
Pitney Bowes Inc.                                            1,070,000          58.315        .19
United HealthCare Corp.                                      3,000,000         135.000        .44
WMX Technologies, Inc.                                       8,050,000         262.631        .84

Leisure & Tourism-1.50%
Walt Disney Co.                                              5,504,600         383.258       1.24
McDonald's Corp.                                             1,700,000          76.925        .26

Merchandising-2.28%
Limited Inc.                                                 5,475,200         100.607        .32
May Department Stores Co.                                    1,100,000          51.425        .17
J.C. Penney Co., Inc.                                        1,000,000          48.750        .16
Sears, Roebuck and Co.                                         850,000          39.206        .13
Toys 'R' Us, Inc./1/                                         1,432,600          42.978        .14
Wal-Mart Stores, Inc.                                       18,302,100         418.661       1.36

Telecommunications-5.53%
AirTouch Communications/1/                                   3,650,000          92.163        .30
Ameritech Corp.                                              3,780,400         229.187        .74
AT&T Corp.                                                  10,535,000         439.836       1.42
GTE Corp.                                                      150,000           6.825        .02
MCI Communications Corp.                                     9,925,000         324.423       1.05
Pacific Telesis Group                                        2,800,000         102.900        .33
SBC Communications Inc.                                        300,000          15.525        .05
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts)                              3,057,400         100.894        .33
U S WEST Communications Group                                4,800,000         154.800        .50
Vodafone Group PLC (American Depositary Receipts)            5,848,000         241.961        .79


Transportation: Airlines-0.46%
AMR Corp./1/                                                 1,250,000         110.156        .36
Delta Air Lines, Inc.                                          471,050          33.386        .10

Transportation: Rail & Road-0.95%
Conrail, Inc.                                                  727,208          72.448        .23
CSX Corp.                                                    1,800,000          76.050        .25
Norfolk Southern Corp.                                         300,000          26.250        .09
Union Pacific Corp.                                          1,975,000         118.747        .38

                                                                             ---------     ------
                                                                             5,559.919      18.01
                                                                             ---------     ------
------------------------------------------
Finance
------------------------------------------
Banking-10.04%
H.F. Ahmanson & Co.                                          2,500,000          81.250        .26
Banc One Corp.                                               5,000,000         215.000        .70
Bank of New York Co., Inc.                                   2,800,000          94.500        .31
BankAmerica Corp.                                            3,850,000         384.038       1.24
Bankers Trust New York Corp.                                 1,477,400         127.426        .41
Chase Manhattan Corp.                                        3,225,000         287.831        .93
Citicorp                                                     1,400,000         144.200        .47
Comerica Inc.                                                1,800,000          94.275        .31
First Chicago NBD Corp.                                      3,626,500         194.924        .63
First Union Corp.                                            3,330,000         246.420        .80
Fleet Financial Group, Inc.                                  2,750,000         137.156        .44
Great Western Financial Corp.                                2,500,000          72.500        .23
KeyCorp                                                      1,825,000          92.163        .30
J.P. Morgan & Co. Inc.                                       2,400,000         234.300        .76
National City Corp.                                          1,500,000          67.312        .22
NationsBank Corp.                                            1,200,000         117.300        .38
Norwest Corp.                                                1,200,000          52.200        .17
PNC Bank Corp.                                               3,642,000         137.030        .44
SunTrust Banks, Inc.                                           900,000          44.325        .14
Toronto-Dominion Bank                                        1,400,000          35.966        .12
U.S. Bancorp                                                 3,000,000         134.812        .44
Wachovia Corp.                                                 900,000          50.850        .16
Wells Fargo & Co.                                              200,000          53.950        .18

Financial Services-4.67%
American Express Co.                                           380,000          21.470        .07
Federal Home Loan Mortgage Corp.                             3,155,400         347.488       1.13
Federal National Mortgage Assn.                             23,900,000         890.275       2.88
Student Loan Marketing Assn.                                 1,950,000         181.594        .59

Insurance-3.06%
Aetna Inc.                                                     700,000          56.000        .18
Allstate Corp.                                               2,313,000         133.865        .43
American General Corp.                                         910,000          37.196        .12
American International Group, Inc.                           1,822,500         197.286        .64
CIGNA Corp.                                                    200,000          27.325        .09
General Re Corp.                                             1,217,800         192.108        .62
Lincoln National Corp.                                       1,050,000          55.125        .18
SAFECO Corp.                                                 2,850,000         112.397        .36
St. Paul Companies, Inc.                                     2,240,000         131.320        .44
                                                                             ---------     ------
                                                                             5,483.177      17.77
                                                                             ---------     ------

------------------------------------------
Other
------------------------------------------
Multi-Industry-1.62%
AlliedSignal Inc.                                            1,600,000         107.200        .35
Canadian Pacific Ltd.                                        2,000,000          53.000        .17
Minnesota Mining and Manufacturing Co.                         895,000          74.173        .24
Tenneco Inc. (new)/1/                                        3,900,000         175.988        .57
Textron Inc.                                                   948,700          89.415        .29

Gold Mines -0.82%
Barrick Gold Corp.                                           3,000,000          86.250        .28
Newmont Mining Corp.                                         2,500,000         111.875        .36
Placer Dome Inc.                                             2,500,000          54.375        .18


Miscellaneous-3.20%
Equity-type securities in initial period of
 acquisition                                                                   988.418       3.20
                                                                             ---------     ------
                                                                             1,740.694       5.64
                                                                             ---------     ------

Total Equity-Type Securities (cost: $16,687.974
 million)                                                                   27,359.470      88.61
                                                                             ---------     ------



                                                             Principal
------------------------------------------                      Amount
Bonds & Notes                                               (millions)
------------------------------------------                   ---------


U.S. Treasuries-2.86%
4.75% August 1998                                             $300.000         294.891        .96
5.125% November 1998                                           300.000         296.016        .96
8.875% November 1998                                            25.000          26.305        .09
5.75% December 1998                                            250.000         249.415        .81
11.625% November 2004                                           10.000          13.203        .04
                                                                             ---------     ------
Total Bonds & Notes (cost: $880.360 million)                                   879.830       2.86
                                                                             ---------     ------
Total Investment Securities (cost: $17,568.334
 million)                                                                   28,239.300      91.47
                                                                             ---------     ------
------------------------------------------
Short-Term Securities
------------------------------------------
U.S. Treasuries and Other Federal Agencies-4.54%
Treasury Notes 5.75%-8.875% due 1/15-11/15/97                 $900.000         903.268       2.92
Treasury Bills 5.06%-5.07% due 4/24-5/15/97                    294.100         288.670        .94
Federal Home Loan Mortgage Corp. 5.23%-5.40%
 due 1/31-3/10/97                                               90.235          89.543        .29
Federal National Mortgage Assn. 5.20%-5.35%
 due 2/18-3/31/97                                              120.900         119.563        .39

Corporate Short-Term Notes-3.66%
American Express Credit Corp. 5.30%-6.75%
 due 1/2-3/11/97                                                61.350          61.128        .20
Ameritech Corp. 5.29%-5.33%
 due 1/16-2/19/97                                               91.000          90.513        .30
BellSouth Corp. 5.28%-5.32%
 due 1/21-3/11/97                                               82.800          82.234        .26
Walt Disney Co. 5.26%-5.28%
 due 1/21-3/17/97                                               80.700          80.112        .25
E.I. du Pont De Nemours and Co. 5.26%-5.28%
 due 1/7-2/13/97                                                81.700          81.463        .27
Ford Motor Credit Corp. 5.29%-5.46% due 1/6-2/11/97            117.900         117.525        .39
General Electric Capital Corp. 5.29%-6.50%
 due 1/2-1/27/97                                               113.300         113.014        .36
IBM Credit Corp. 5.28%-5.31% due 1/17-1/31/97                  132.600         132.093        .43
Lucent Technologies Inc. 5.28%-5.38%
 due 1/7-3/10/97                                                91.200          90.661        .29
Procter & Gamble Co. 5.27%-5.28%
 due 1/22-2/12/97                                               89.600          89.218        .29
Raytheon Co. 5.34%-5.39% due 1/13-1/17/97                       93.500          93.300        .30
Warner-Lambert Co. 5.30% due 1/6/97                             20.300          20.282        .07
Weyerhaeuser Co. 5.26%-5.30%
 due 1/9-2/4/97                                                 79.700          79.476        .25


Total Short-Term Securities
 (cost: $2,557.961 million)                                                  2,532.063       8.20
Excess of cash and receivables over payables                                   104.109        .33
                                                                             ---------     ------
Total Short-Term Securities, Cash and Receivables,
 Net of Payables                                                             2,636.172       8.53
                                                                           -----------  ---------

Net Assets                                                                 $30,875.472     100.00%
                                                                          ============  =========


/1/ Non-income-producing securities.

/2/ The fund owns 5.06% of the outstanding voting securities of Cummins Engine Co., which represents investment in an affiliate as defined in the Investment Company Act of 1940.

/3/ Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

The Investment Company of America
-----------------------------------------                             -------------        -------------
Statement of Assets and Liabilities                                                          (dollars in
at December 31, 1996                                                                           millions)
----------------------------------------                              -------------        -------------
Assets:
Investment securities at market
 (cost: $17,568.334)                                                                         $28,239.300
Short-term securities at market
 (cost: $2,557.961)                                                                            2,532.063
Cash                                                                                               7.457
Receivables for-
 Sales of investments                                                       $63.070
 Sales of fund's shares                                                      34.571
 Dividends and accrued interest                                              74.379              172.020
                                                                      -------------        -------------
                                                                                              30,950.840
Liabilities:
Payables for-
 Purchases of investments                                                    26.824
 Repurchases of fund's shares                                                36.112
 Management services                                                          6.519
 Accrued expenses                                                             5.913               75.368
                                                                      -------------        -------------
Net Assets at December 31, 1996-
 Equivalent to $24.23 per share on
 1,274,429,294 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                                                        $30,875.472
                                                                                           =============


Statement of Operations                                                                      (dollars in
for the year ended December 31, 1996                                                           millions)
-----------------------------------------                             -------------        -------------
Investment Income:
Income:
 Dividends                                                                 $574.293
 Interest                                                                   201.545           $  775.838
                                                                      -------------
Expenses:
 Management services fee                                                     72.350
 Distribution expenses                                                       59.604
 Transfer agent fee                                                          21.426
 Reports to shareholders                                                      2.376
 Registration statement and
  prospectus                                                                  1.405
 Postage, stationery and supplies                                             5.731
 Directors' fees                                                               .428
 Auditing and legal fees                                                       .130
 Custodian fee                                                                 .750
 Taxes (other than federal income tax)                                         .314
 Other expenses                                                                .255              164.769
                                                                      -------------        -------------
 Net investment income                                                                           611.069
                                                                                           -------------
Realized Gain and Unrealized
  Appreciation on Investments:
 Net realized gain                                                                             1,256.875
 Net increase in unrealized
  appreciation on investments                                                                  3,151.153
                                                                                           -------------
  Net realized gain and increase in
   unrealized appreciation on investments                                                      4,408.028
                                                                                           -------------
Net Increase in Net Assets Resulting
 from Operations                                                                              $5,019.097
                                                                                           =============



----------------------------------------                              -------------        -------------
Statement of Changes in Net Assets                                      (dollars in
                                                                          millions)
                                                                         Year ended
                                                                        December 31
                                                                               1996                 1995
-----------------------------------------                             -------------        -------------
Operations:
Net investment income                                                   $   611.069          $   606.095
Net realized gain on investments                                          1,256.875            1,026.204
Net increase in unrealized
 appreciation on investments                                              3,151.153            4,320.176
                                                                      -------------        -------------
 Net increase in net assets
 resulting from operations                                                5,019.097            5,952.475
                                                                      -------------        -------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income                                       (606.665)            (556.505)
Distributions from net realized
 gain on investments                                                     (1,256.817)          (1,033.686)
                                                                      -------------        -------------
 Total dividends and distributions                                       (1,863.482)          (1,590.191)
                                                                      -------------        -------------
Capital Share Transactions:
Proceeds from shares sold: 154,894,329
 and 155,130,380 shares, respectively                                     3,568.101            3,118.719
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 70,957,086 and 69,096,019
 shares, respectively                                                     1,707.735            1,453.606
Cost of shares repurchased: 139,431,152
 and 127,074,306 shares, respectively                                    (3,234.297)          (2,535.884)
                                                                      -------------        -------------
 Net increase in net assets resulting from
  capital share transactions                                              2,041.539            2,036.441
                                                                      -------------        -------------
Total Increase in Net Assets                                              5,197.154            6,398.725

Net Assets:
Beginning of year                                                        25,678.318           19,279.593
                                                                      -------------        -------------
End of year (including undistributed
 net investment income: $281.829
 and $277.425, respectively)                                            $30,875.472          $25,678.318
                                                                      =============        =============





See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. The Investment Company of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Nonconvertible bonds and other long-term debt securities are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type.

 Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of the changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $750,000 includes $194,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of December 31, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $10,654,486,000, of which $10,918,654,000 related to appreciated securities and $264,168,000 related to depreciated securities. During the year ended December 31, 1996, the fund realized, on a tax basis, a net capital gain of $1,257,110,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $20,116,877,000 at December 31, 1996.

3. The fee of $72,350,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of average net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1996, distribution expenses under the Plan were $59,604,000. As of December 31, 1996, accrued and unpaid distribution expenses were $5,478,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $21,426,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $16,461,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1996, aggregate amounts deferred and earnings thereon were $294,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. Option warrants are outstanding, which may be exercised at any time for the purchase of 838,283 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1996, the net assets of the fund would have been $30,879,867,000; the shares outstanding would have been 1,275,268,000; and the net asset value would have been equivalent to $24.21 per share. During the year ended December 31, 1996, 170 warrants were exercised for the purchase of 3,730 shares.

5. As of December 31, 1996, accumulated excess distributions of net realized gain on investments were $53,000 and additional paid-in capital was $18,674,155,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $6,382,434,000 and $5,238,909,000, respectively, during the year ended December 31, 1996.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1996, such non-U.S. taxes were $9,783,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $93,000 for the year ended December 31, 1996.

 To conform to its tax reporting, the fund reclassified $16,000 from undistributed net currency gains to undistributed net realized gains and $158,000 to undistributed net realized gains from paid-in surplus for the year ended December 31, 1996.

                                                      Year
Per-Share Data and Ratios                            ended
                                                  December
                                                         31
                                                      1996          1995      1994      1993     1992
                                             ----------------------------  -------   -------  -------
Net Asset Value, Beginning of
 Year                                               $21.61        $17.67    $18.72    $17.89   $17.48
                                             ----------------------------  -------   -------  -------
 Income from Investment
  Operations:
  Net investment income                                .49           .52       .51       .54      .49
  Net realized and unrealized
   gain (loss) on investments                         3.66          4.83      (.48)     1.51      .71
                                             ----------------------------  -------   -------  -------
   Total income from
 investment operations                                4.15          5.35       .03      2.05     1.20
                                             ----------------------------  -------   -------  -------
 Less Distributions:
  Dividends from net investment
 income                                               (.50)         (.50)     (.48)     (.47)    (.47)
  Distributions from net
 realized gains                                      (1.03)         (.91)     (.60)     (.75)    (.32)
                                             ----------------------------  -------   -------  -------
   Total distributions                               (1.53)        (1.41)    (1.08)    (1.22)    (.79)
                                             ----------------------------  -------   -------  -------
Net Asset Value, End of Year                        $24.23        $21.61    $17.67    $18.72   $17.89
                                              ============  ============   =======   =======  =======

Total Return/1/                                     19.35%        30.63%       .16%    11.62%    6.99%


Ratios/Supplemental Data:
  Net assets, end of year (in
 millions)                                          $30,875       $25,678   $19,280   $19,005  $15,428
  Ratio of expenses to average
 net assets                                            .59%          .60%      .60%      .59%     .58%
  Ratio of net income to average
 net assets                                          2.17%         2.70%      2.83%     3.03%    3.06%
  Average commissions paid
 per share/2/                                  5.79 cents    6.16 cents   5.11 cent 6.20 cent 7.43cents
  Portfolio turnover -
 common stocks                                      17.46%        20.91%     17.94%    19.57%    7.23%
  Portfolio turnover -
 investment securities                              19.56%        20.37%     31.08%    17.57%    9.73%

/1/Calculated without
 deducting a sales charge.
 The maximum sales charge is 5.75%
 of the fund's offering price.

/2/Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded.
 Generally, non-U.S. commissions are lower than U.S.
 commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Investment Company of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America, Inc. (the "Fund") at December 31, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/PRICE WATERHOUSE LLP
Los Angeles, California
January 31, 1997

1996 Tax Information (Unaudited)
We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                            Dividends and Distributions per Share

To                                    From Net         From Net         From Net
Shareholders                          Investment       Realized         Realized
of Record          Payment Date       Income           Short-           Long-
                                                       Term             Term
                                                       Gains            Gains
March 1, 1996      March 4, 1996      $0.12            -                -
June 7, 1996       June 10, 1996       0.12            -                -
September 6,       September 9,        0.12            -                -
1996               1996
December 24,       December 26,        0.14            $0.02            $1.01
1996               1996

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 80% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

THE INVESTMENT COMPANY OF AMERICA

BOARD OF DIRECTORS

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant;
former Executive Vice President and Director, KaiserSteel Corporation

ANN S. BOWERS
Palo Alto, California
Senior Trustee,
The Noyce Foundation

MALCOLM R. CURRIE, PH.D.
Agoura, California
Chairman Emeritus,
Hughes Aircraft Company

JON B. LOVELACE, JR.
Los Angeles, California
Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Research and
Management Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance, Graduate
School of Business, Stanford University

BAILEY MORRIS-ECK
Washington, D.C.
Senior Adviser to Clinton Administration on InterAmerican Affairs; Senior Fellow,
Institute for International Economics;
Consultant, The Independent of London

RICHARD G. NEWMAN
Los Angeles, California
Chairman, President and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

WILLIAM C. NEWTON
Los Angeles, California
President of the fund
Senior Partner,
The Capital Group Partners L.P.

JAMES W. RATZLAFF
San Francisco, California
Executive Vice President of the fund
Senior Partner,
The Capital Group Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
President Emeritus, Middlebury College

WILLIAM J. SPENCER, PH.D.*
Austin, Texas
Chairman and Chief Executive Officer,
SEMATECH (research and
development consortium)
*Elected to the Board in January 1997.

ADVISORY BOARD MEMBERS

JOHN F. BOOKOUT#
Houston, Texas
Supervisory Director,
Royal Dutch Petroleum Company;
former President and Chief Executive
Officer, Shell Oil Company

THOMAS M. CROSBY, JR.
Minneapolis, Minnesota
Partner, Faegre & Benson (law firm)

MALCOLM FRASER
Melbourne, Australia
Former Prime Minister of Australia

ALLAN E. GOTLIEB
Toronto, Canada
Former Canadian Ambassador
to the United States

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.; former
President, American Public Radio
(now Public Radio International)

ROBERT J. O'NEILL, PH.D.
Oxford, England
Professor and Fellow,
All Souls College, University of Oxford

NORMAN R. WELDON, PH.D.
Miami, Florida
Managing Director, Partisan
Management Group, Inc.;
Chairman of the Board,
Novoste Corporation

#John F. Bookout was elected to the Advisory Board following his retirement as a Director of the fund in April 1996.

OTHER OFFICERS

WILLIAM R. GRIMSLEY
San Francisco, California
SENIOR VICE PRESIDENT OF THE FUND
Senior Vice President and Director, Capital
Research and Management Company

R. MICHAEL SHANAHAN
Los Angeles, California
SENIOR VICE PRESIDENT OF THE FUND
Chairman of the Board, Capital Research
and Management Company
GREGG E. IRELAND

Washington, D.C.
VICE PRESIDENT OF THE FUND
Vice President, Capital Research
and Management Company

ANNE M. LLEWELLYN
Los Angeles, California
VICE PRESIDENT OF THE FUND
Associate, Capital Research
and Management Company

JAMES B. LOVELACE
Los Angeles, California
VICE PRESIDENT OF THE FUND
Vice President, Capital Research
and Management Company

DONALD D. O'NEAL
San Francisco, California
VICE PRESIDENT OF THE FUND
Vice President, Capital Research
and Management Company

PATRICIA L. VAUGHN
Los Angeles, California
VICE PRESIDENT OF THE FUND
Vice President and Director,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
SECRETARY OF THE FUND
Vice President - Fund Business
Management Group, Capital Research
and Management Company

STEVEN N. KEARSLEY
Brea, California
TREASURER OF THE FUND
Vice President and Treasurer, Capital
Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
ASSISTANT SECRETARY OF THE FUND
Vice President - Fund Business
Management Group, Capital Research
and Management Company

R. MARCIA GOULD
Brea, California
ASSISTANT TREASURER OF THE FUND
Vice President - Fund Business
Management Group, Capital Research
and Management Company

MARY C. HALL
Brea, California
ASSISTANT TREASURER OF THE FUND
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

[illustration: pathway]

[The American Funds Group(R)]